OTHER EXPENSES	12 Months Ended
Dec. 31, 2021
OTHER EXPENSES (INCOME)
OTHER EXPENSES (INCOME)

22.OTHER EXPENSES

The following table sets out amounts recognized in the other expenses line item in the consolidated statements of income:

	Year Ended December 31,
	2021	2020
Loss on disposal of property, plant and mine development (Note 9 )	$9,451	$14,182
Interest income	(3,937)	(4,867)
Temporary suspension and other costs due to COVID-19	13,353	33,540
Acquisition costs	12,943	—
Gain on sale of exploration properties	(10,000)	—
Other	(68)	5,379
Total other expenses	$21,742	$48,234

On March 19, 2021, the Company completed the sale of certain non-strategic exploration properties in exchange for aggregate consideration of $10.0 million in cash and shares of the purchasers, receivable over time on the transaction anniversary each year until March 19, 2024. As all exploration costs related to these properties were expensed when incurred, the carrying value of the properties at the transaction closing was nil and the Company recognized a gain on sale equal to the consideration amount of $10.0 million.

In the year ended December 31, 2021 the Company incurred transaction costs of $2.9 million in connection with the acquisition of TMAC (Note 5) and $10.0 million in connection with the prospective acquisition of Kirkland (Note 28).

In the year ended December 31, 2021, other costs due to the COVID-19 pandemic include primarily payroll costs of Nunavut-based employees who were not permitted to return to work to prevent or curtail community transmission of COVID-19. In the year ended December 31, 2020, temporary suspension and other costs due to COVID-19 included primarily payroll and other incidental costs associated with maintaining the sites and properties placed on temporary suspension or reduced operations, and payroll costs associated with employees who were not working during the period of reduced or suspended operations.